Exhibit 10.8

CONFIDENTIAL TREATMENT

AMENDMENT NO. 3 FREESTANDING DIALYSIS CENTER AGREEMENT NO. 200308359

The undersigned hereby agree to amend Freestanding Dialysis Center Agreement No. 200308359 (the “Agreement”) between Amgen USA Inc. (“Amgen”), a wholly-owned subsidiary of Amgen Inc., and Gambro Healthcare, Inc. f/k/a Gambro Healthcare Patient Services Inc. 10810 West Collins Avenue, Lakewood, Colorado, 80215 (“GAMBRO”), including any prior amendments thereto, as stated below.

WHEREAS, Amgen and GAMBRO entered into Freestanding Dialysis Center Agreement No. 200308359 effective January 1, 2004;

WHEREAS, the Agreement sets forth the terms and conditions for the purchase of EPOGEN® (Epoetin alfa) and Aranesp® (darbepoetin alfa) (collectively, “Products”) by GAMBRO, exclusively for the treatment of dialysis patients; and

WHEREAS, the parties wish to amend this Agreement to offer a [DELETED] for the period [DELETED], modify rebate programs for the period [DELETED] through [DELETED], and offer new rebates for the period [DELETED] through [DELETED].

NOW, THEREFORE, in consideration of the premises and the mutual promises and undertakings herein contained, the parties hereto agree as follows:

SECTION 1. Amendment and Restatement of the General Terms and Conditions – The General Terms and Conditions of the Agreement shall be amended and restated in their entirety effective as follows on December 1, 2004 provided GAMBRO executes this amended Agreement on or before December 1, 2004 (“Amended Date”). If GAMBRO executes this amended Agreement after December 1, 2004, the Amended Date shall be the date on which the party last to execute this amended Agreement has executed this amended Agreement.

1.	Term of Agreement. The “Term” of this Agreement shall be defined as January 1, 2004 (“Commencement Date”) through December 31, 2005 (“Termination Date”).

2.	GAMBRO Affiliates. GAMBRO must provide Amgen with a complete list of its GAMBRO affiliates (“Affiliates”) on or before the date this Agreement is executed by GAMBRO. Only those Affiliates approved by Amgen and listed on Appendix B hereto will be eligible to participate under this Agreement. Modifications to the list of Affiliates included in Appendix B may be made pursuant to the request of GAMBRO’s corporate headquarters and are subject to approval and acknowledgment by Amgen in writing, which approval shall not be unreasonably withheld, conditioned or delayed. Notification of proposed changes to the list of Affiliates must be provided by GAMBRO to Amgen in writing at least thirty (30) days before the effective date of the proposed change. Amgen reserves the right to accept, reject, or immediately terminate any Affiliates with regard to participation in this Agreement, which right to accept, reject or terminate shall not be unreasonably exercised.

3.	Own Use. GAMBRO hereby certifies that Products purchased hereunder shall be for GAMBRO’s “own use” for the exclusive treatment of dialysis patients by GAMBRO or its Affiliates.

4.	Pricing. See Appendix A.

5.	Authorized Wholesalers. On or before the date GAMBRO executes this Agreement, GAMBRO must provide Amgen with a complete list of its current wholesalers, including complete names and addresses, from which GAMBRO intends to purchase Products. Wholesalers so designated by GAMBRO and approved by Amgen will be deemed “Authorized Wholesalers” for the purposes of this Agreement. A current list of GAMBRO’s Authorized Wholesalers shall be included in Appendix C hereto. Notification of proposed changes to the list of Authorized Wholesalers must be provided by GAMBRO to Amgen in writing at least thirty (30) days before the effective date of the proposed change. Amgen reserves the right to accept, reject, or immediately terminate any Authorized Wholesaler with regard to participation in this Agreement, which right to accept, reject or terminate shall not be unreasonably exercised. GAMBRO agrees to require all Authorized Wholesalers to submit product sales information to a third-party sales reporting organization designated by Amgen.

[DELETED] = Portions of this exhibit are subject to a request for confidential treatment and have been redacted and filed separately with the Securities and Exchange Commission.

Amendment No. 3 Agreement No. 200308359 (Continued)

6.	Qualified Purchases. Only Products purchased under this Agreement by GAMBRO from Amgen or through Authorized Wholesalers at the contract prices set forth herein, as confirmed by Amgen based on sales tracking data, will be deemed “Qualified Purchases”.

7.	Commitment to Purchase. GAMBRO agrees to exclusively purchase Products for all of its dialysis use requirements for erythropoietic stimulating protein. GAMBRO may purchase another brand of erythropoietic stimulating protein for its dialysis use requirements only if so ordered by a physician for the treatment of his or her dialysis patients and only for the time, and only to the extent, that Amgen has notified GAMBRO’s corporate headquarters in writing that Amgen cannot supply EPOGEN® or Aranesp® within and for the time period reasonably required by GAMBRO. Amgen will provide GAMBRO with as much notice as reasonably possible in the event of an anticipated supply shortfall.

8.	Confidentiality. Both Amgen and GAMBRO agree that this Agreement represents and contains confidential information which shall not be disclosed to any third party, or otherwise made public, without prior written authorization of the other party, except where such disclosure is contemplated hereunder or required by law, and then only upon prior written notification to the other party.

9.	Discounts. GAMBRO may qualify for discounts and incentives in accordance with the schedules and terms set forth in Appendix A hereto. Discounts in arrears will be paid in the form of a check payable or wire transfer to GAMBRO’s corporate headquarters. Discounts in arrears will be calculated based on Qualified Purchases calculated using [DELETED], except as otherwise provided hereunder. Upon vesting of all earned discounts, Amgen will use its best efforts to remit such discounts [DELETED] after receipt by Amgen of complete and machine readable data, in a form reasonably acceptable to Amgen, detailing all Qualified Purchases during the applicable period. Discount amounts, as calculated by Amgen, must equal or exceed $500.00 for the applicable period to qualify for payment. Subject to Section 12 below, in the event that Amgen is notified in writing that GAMBRO or any Affiliates are acquired by another entity or a change of control otherwise occurs with respect to GAMBRO or an Affiliate, any discounts which may have been earned hereunder shall be paid in the form of a check or wire transfer payable to GAMBRO’S or the Affiliate’s corporate headquarters subject to the conditions described herein. If any Affiliates are added to or deleted from this Agreement during any of the comparison periods used in calculating any of the discounts paid in arrears contemplated herein, Amgen reserves the right in its sole discretion to reasonably and appropriately adjust GAMBRO’s discounts for the relevant periods, by including or excluding any purchases made by those affected Affiliates during any of those relevant periods.

10.	Treatment of Discounts. Amgen will provide GAMBRO with accurate documentation setting forth Amgen’s calculation of all discounts or reductions in price provided to GAMBRO hereunder so as to permit GAMBRO to properly report any discount or reduction in price earned under this Agreement. GAMBRO agrees that it will properly disclose and account for any discount or other reduction in price earned hereunder, in whatever form, (i.e. pricing, discount, or incentive) in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation, Section 1128B(b) of the Social Security Act and its implementing regulations. GAMBRO also agrees that it will (a) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (b) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or a state health care program, and (c) provide, upon request by the U.S. Department of Health and Human Services or a state agency or any other federally funded state health care program, the information furnished by Amgen concerning the amount or value of such discount. GAMBRO’s corporate headquarters agrees that it will advise all Affiliates, in writing, of any discount received by GAMBRO’s corporate headquarters hereunder with respect to purchases made by such Affiliates and that said Affiliates will account for any such discount in accordance with the above stated requirements.

11.

Data Collection. GAMBRO agrees that all data to be provided to Amgen pursuant to this Agreement, shall be in a form that conforms with the limited data set provisions of the Health Insurance Portability and Accountability Act of 1996 codified at 45 CFR 160 and 164 (“HIPAA”). GAMBRO acknowledges that the data to be supplied to Amgen pursuant to this Agreement shall be used to support verification of the discounts and incentives referenced herein, as well as for Amgen-sponsored research concerning the role of EPOGEN® in improving treatment outcomes and quality of life of dialysis patients. GAMBRO shall consistently use a unique alpha-numeric code (which shall not be the same as the patient’s social security number) as a “case identifier” to track the care rendered to each individual patient over time, and such case identifier shall be included in the data provided to Amgen. The key or list matching patient identities to their unique case identifiers shall not be provided to

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Amendment No. 3 Agreement No. 200308359 (Continued)

Amgen personnel. In furtherance of Amgen research, GAMBRO may agree from time to time to use its key to update the patient care data by linking it with information concerning health outcomes, quality of life, and other pertinent data that may become available to Amgen from other sources. Any such linking of data sources shall not violate the limited data set provisions of HIPAA. Amgen agrees that it will maintain data supplied under this Agreement in confidence and that it will not use such data to identify or contact any patient.

12.	Breach of Agreement. Either party may terminate this Agreement for failure of the other party to comply with any of the material obligations herein by serving upon the defaulting party a written notice specifying the nature of the default and requiring such default to be cured. If such default is not cured [DELETED] from receipt of such notice, the notifying party shall be entitled, without prejudice to any of the other rights conferred upon it by law or in equity, to terminate this Agreement in its entirety by giving written notice to the defaulting party to take effect immediately upon delivery of such notice. The right of either party to terminate this Agreement shall not be affected in any way by its waiver or failure to take action with respect to any prior default. In addition, in the event that GAMBRO breaches any provision of this Agreement, Amgen shall have no obligation to continue to offer the terms described herein or pay any further discounts to GAMBRO, other than discounts vested prior to the effective date of such termination.

13.	Governing Law. This Agreement shall be governed by the laws of the State of California and the parties submit to the jurisdiction of the California courts, both state and federal.

14.	Warranties. Each party represents and warrants to the other that this Agreement (a) has been duly authorized, executed, and delivered by it, (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which it is a party or by which it may be bound. The party executing this Agreement on behalf of GAMBRO specifically warrants and represents to Amgen that it is authorized to execute this Agreement on behalf of and has the power to bind GAMBRO and the Affiliates to the terms set forth in this Agreement. The party executing this Agreement on behalf of Amgen specifically warrants and represents to GAMBRO that it is authorized to execute this Agreement on behalf of and has the power to bind Amgen to the terms set forth in this Agreement.

15.	Notices. Any notice required or permitted to be given under this Agreement shall be deemed to be duly given if in writing and personally delivered by messenger, facsimile transmission (receipt verified and confirmed by overnight mail), express courier service or overnight mail (requiring signature receipt) or by prepaid, registered or certified mail (postage prepaid, return receipt requested), addressed to the respective parties for whom such notice is intended as stated below, or to such changed address as such party may have fixed by notice:

If to Amgen:	Amgen USA Inc. One Amgen Center Drive Thousand Oaks, California 91320-1789 Attention: General Counsel Facsimile: (805) 499-8011

If to GAMBRO:	Gambro Healthcare, Inc. 10810 W. Collins Avenue Lakewood, CO 80215 Attention: General Counsel

And

Gambro Healthcare, Inc. 15253 Bake Pkwy Irvine, CA 92618 Attention: Terry Lindsay Senior Vice President Purchasing and Materials Management Facsimile: 949-930-6958

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Amendment No. 3 Agreement No. 200308359 (Continued)

All notices given pursuant to this Section 15 shall be deemed given and effective when received if personally delivered or sent by facsimile or similar form of communication, or, if mailed, on the date shown on the return receipt, or, if a receipt has not then been received, five (5) days after mailing, or, if sent by overnight courier, on the date shown for receipt on the courier’s records.

16.	Compliance with Health Care Pricing and Patient Privacy Legislation and Statutes; Data Use Agreement.

(a) Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law, regulation, policy, program memorandum or other interpretation, modification or utilization guideline by any payer that in any manner reforms, modifies, alters, restricts, or otherwise affects the pricing of or reimbursement available for the Products, including but not limited to a reimbursement or use decision by Centers for Medicare and Medicaid Services (“CMS”) or one of its contractors (Carriers or Fiscal Intermediaries), Amgen may, in its sole discretion, upon thirty (30) days notice, (1) terminate this Agreement, (2) modify any pricing or discount terms contained herein, or (3) exclude any Affiliate from participating in this Agreement. Without limiting the foregoing, any change, modification or further clarification to the Medicare Modernization Act or any rules or regulations promulgated thereunder, or the Hematocrit Measurement Audit Program Memorandum that occurs subsequent to the Amended Date would specifically trigger the right to the termination or modification referenced herein. Additionally, to assure compliance with any existing federal, state or local statute, regulation or ordinance, Amgen reserves the right, in its sole discretion, to exclude any Affiliates from the pricing and discount provisions of this Agreement and/or to reasonably modify any pricing or discount terms contained herein. In the event there is a future change in Medicare, Medicaid, or other federal or state statute(s) or regulation(s) or in the interpretation thereof, which renders any of the material terms of this Agreement unlawful or unenforceable, this Agreement shall continue only if amended by the parties as a result of good faith negotiations as necessary to bring the Agreement into compliance with such statute or regulation.

(b) Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation relating to patient privacy of medical records that in any manner reforms, modifies, alters, restricts, or otherwise affects any of the data received or to be received in connection with any of the incentives contemplated under this Agreement, either party may, in its discretion, upon thirty (30) days’ notice, seek to modify this Agreement with respect to the affected incentive. GAMBRO and Amgen shall meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change in law or regulation, with the intent to, if possible, retain the essential terms and pricing structure of the affected incentive. If the parties, after reasonable time, are unable to agree upon a modification, Amgen shall be entitled to terminate the affected incentive upon thirty (30) days’ notice or upon such date that the law or regulation requires, whichever is earlier.

(c) Notwithstanding anything contained herein to the contrary, this Agreement is effective only as of the date the parties hereto execute a mutually agreeable Data Use Agreement pursuant to which GAMBRO may disclose a Limited Data Set of patient information to Amgen (as specified in the Data Use Agreement and which shall include, at a minimum, the data fields to be received by Amgen in connection with this Agreement) for purposes of Amgen’s Healthcare Operations, Research, and Public Health analyses, and GAMBRO’s Healthcare Operations. Unless otherwise specifically defined in this Agreement, each capitalized term used in this Section 16(c) shall have the meaning assigned to such term in the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”). If GAMBRO terminates the Data Use Agreement for any reason, Amgen shall be entitled to terminate this Agreement immediately.

17.	Force Majeure. Neither party will be liable for delays in performance or nonperformance of this Agreement or any covenant contained herein if such delay or nonperformance is a result of Acts of God, civil or military authority, civil disobedience, epidemics, terrorism, war, failure of carriers to furnish transportation, strike, lockout or other labor disturbances, inability to obtain material or equipment, or any other cause of like or different nature beyond the control of such party.

18.

Miscellaneous. No modification of this Agreement will be effective unless mutually agreed upon, made in writing and executed by a duly authorized representative of each party, except as otherwise provided hereunder. Neither party may assign this Agreement to a third party without the prior written consent of the other party; provided, however, that Amgen may

Amend No. 3 Agreement No. 200308359	- 4 -	Ver. 11/24/04 ACIS 10514

Amendment No. 3 Agreement No. 200308359 (Continued)

assign this Agreement to any of its subsidiaries or affiliates without the consent of GAMBRO. This Agreement may be executed in one or more counterparts, each of which is deemed to be an original but all of which taken together constitutes one and the same agreement. In the event that the [DELETED], Amgen and GAMBRO will agree [DELETED]. Amgen reserves the right to rescind this offer if the parties fail to execute this Agreement within thirty (30) days from the date of its offering.

Beginning [DELETED], GAMBRO’s aggregate Qualified Purchases of Products by all Affiliates listed on Appendix B on the Amended Date of this Agreement during any [DELETED] of this Agreement shall not exceed [DELETED] of the aggregate Qualified Purchases of Products by those same Affiliates for the [DELETED]. GAMBRO shall not be eligible to receive any rebates detailed in Appendix A of this Agreement for any Qualified Purchases of Products in the aggregate made during any [DELETED] of this Agreement that exceed [DELETED] of the aggregate Qualified Purchases of Products by those same Affiliates in the [DELETED]. Any of GAMBRO’s aggregate Qualified Purchases of Products above [DELETED] of the aggregate Qualified Purchases of Products by those same Affiliates in the [DELETED] may be approved and eligible to receive rebates detailed in Appendix A if Amgen, in its sole discretion, determines that such [DELETED]. Amgen shall make such determination based upon a review of all relevant reports including, but not limited to: [DELETED]. Such determination must be approved by Amgen’s [DELETED] Senior Management. For purposes of determining the foregoing, during the period [DELETED], Products base sales during each [DELETED] shall be derived using the [DELETED].

19.	Entire Agreement. This Agreement constitutes the entire understanding between the parties and supersedes all prior written or oral proposals, agreements, or commitments pertaining to the subject matter herein.

20.	Right of First Offer. GAMBRO shall promptly notify Amgen in the event it receives a competing offer from any third party for the sale of products in the same therapeutic class. Amgen shall have the right in such event to have [DELETED] days to respond to GAMBRO with its own pricing terms relating to products.

21.	[DELETED]

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Amendment No. 3 Agreement No. 200308359 (Continued)

Please retain one fully executed original for your records and return the other fully executed original to Amgen.

The parties agree that each shall execute this Agreement by counterpart signature pages each of which when taken together shall constitute the entire Agreement.

The parties executed this amendment and restatement of the Agreement as of the dates set forth below.

Amgen USA Inc.		Gambro Healthcare, Inc.

Signature:	/s/ Christy Mc Elroy	Signature:	/s/ Terry Lindsay

Print Name:	Christy Mc Elroy	Print Name:	Terry Lindsay

Print Title:	Associate Dir Nat. Accts.	Print Title:	SVP

Date:	11/24/04	Date:	11/24/04

Signature:	/s/ Leslie Mirani	Signature:	/s/ James H. Booth

Print Name:	Leslie Mirani	Print Name:	James H. Booth

Print Title:	Jr. Dir. Sales Nephrology	Print Title:	COO Support Services

Date:	12/2/04	Date:	12/3/04

		Signature:	/s/ Larry C. Buckelew

		Print Name:	Larry C. Buckelew

		Print Title:	President/CEO

		Date:	12/02/04

Amend No. 3 Agreement No. 200308359	- 6 -	Ver. 11/24/04 ACIS 10514

Amendment No. 3 Agreement No. 200308359 (Continued)

SECTION 2. Amendment and Restatement of Appendix A: Discount Pricing, Schedule and Terms. Appendix A: Discount Pricing, Schedule and Terms shall be amended and restated in its entirety to modify the [DELETED] for the period [DELETED] through [DELETED], modify the rebate programs for the period [DELETED] through [DELETED], offer a [DELETED] for the period [DELETED] through [DELETED], and offer a [DELETED] for the period [DELETED] through [DELETED] effective on the Amended Date as follows.

Appendix A: Discount Pricing, Schedule, and Terms

1.	Pricing – Aranesp®. GAMBRO may purchase Aranesp® (darbepoetin) through Authorized Wholesalers at a fixed [DELETED] during the Term. Amgen reserves the right to change the [DELETED] at any time. Resulting prices do not include any wholesaler markup, service fees, or other charges. No other discounts, including discounts in arrears, are applicable to Aranesp® purchased under this Agreement

2.	Pricing – EPOGEN®. GAMBRO may purchase EPOGEN® (Epoetin alfa) during the Term through Authorized Wholesalers at the prevailing [DELETED]. Amgen reserves the right to change the [DELETED] at any time. In the event that an increase in the [DELETED] is effectuated during the Term of this Agreement, GAMBRO’s price (excluding any discount in arrears) for Qualified Purchases of EPOGEN® shall [DELETED]. For purposes of calculating all discounts in arrears earned during the [DELETED], Qualifying Purchases shall be calculated based upon the [DELETED], such that any [DELETED] contained in any of the discounts or incentives set forth in this Appendix A shall [DELETED] in the [DELETED].

3.	Rebate/Incentive Qualification Requirements.

(a) [DELETED]: In order for GAMBRO to be eligible to receive any rebates or incentives described in [DELETED] of this Appendix A, GAMBRO must satisfy the following qualification requirement. No more than [DELETED] of GAMBRO’s [DELETED] may have [DELETED] (as that term is defined below) [DELETED] during each [DELETED] during the Term of this Agreement (“[DELETED] Requirement”). If this criteria is not met during any [DELETED] of the Term of the Agreement, GAMBRO will not qualify for any rebates in [DELETED] of this Appendix A during that [DELETED]. Failure of GAMBRO to qualify under this provision during a particular [DELETED] shall not affect GAMBRO’s eligibility to qualify during any other [DELETED] of the Term, nor shall GAMBRO’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED]. The [DELETED] for each dialysis patient will be based upon the average of [DELETED] for each patient during each [DELETED]. GAMBRO and Affiliates must provide the following information for each dialysis patient to Amgen or to a data collection vendor specified by Amgen, on a [DELETED] basis, and no later than [DELETED] after the end of each [DELETED]: [DELETED] for each dialysis patient, the date of each test, and a consistent, unique, alpha-numeric identifier (sufficient consistently to track an individual patient without in any way violating the de-identification provisions of HIPAA at 45 CFR 164.514), a designation as to which patients are “Prevalent Dialysis Patients” (for purposes of this Agreement, Prevalent Dialysis Patients shall be defined as those patients who have been receiving dialysis treatments from GAMBRO for fifteen (15) days or more), along with the name, address and phone number of the particular Affiliate at which each patient received treatment. To the extent permitted by applicable law, Amgen may utilize the data detailed in this provision for any purpose, and reserves the right to audit all such data. Under no circumstances should such data include any patient identifiable information including, without limitation, name, all or part of social security number, address, medical record number, or prescription number. The identity of the account submitting the data and any association with the data will remain confidential. The [DELETED] must be derived from [DELETED] taken immediately before dialysis treatment using any [DELETED] testing method (e.g. [DELETED]), must be reported to the [DELETED], and must be submitted [DELETED] in a format acceptable to Amgen. Handwritten reports are not acceptable; only machine readable submission of the data will be accepted; and

(b) [DELETED]: In order for GAMBRO to be eligible to receive any rebates or incentives described in [DELETED] of this Appendix A, GAMBRO must satisfy the following qualification requirement. GAMBRO’s aggregate Qualified Purchases of EPOGEN® and Aranesp® during [DELETED], and during [DELETED] by all Affiliates listed on Appendix B on the Commencement Date of this Agreement and those added at the beginning of [DELETED] must equal or exceed [DELETED] and [DELETED] respectively ([DELETED]), of the aggregate Qualified Purchases of EPOGEN® and Aranesp® by those same Affiliates for the time period from [DELETED], and from [DELETED]. For purposes of calculating the [DELETED], EPOGEN® and Aranesp® base sales during each applicable time period shall be derived using the [DELETED]. All estimated payments for discounts in arrears that contain [DELETED] will be measured by using a [DELETED] that measures [DELETED]. If

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Amendment No. 3 Agreement No. 200308359 (Continued)

GAMBRO has not satisfied the [DELETED] for any particular [DELETED], then at the end of the following [DELETED], beginning with [DELETED], Amgen will determine if GAMBRO has satisfied, in the aggregate, on a [DELETED] basis, the [DELETED]. If the [DELETED] has been met for that given [DELETED], then Amgen will perform a [DELETED] calculation for [DELETED]. However, if at the end of [DELETED] the [DELETED], Amgen will perform a [DELETED], which may [DELETED]. The [DELETED] payments and any other discount or incentive earned in arrears corresponding to the [DELETED], respectively if any, shall not be due and owing by Amgen until, and shall be subject to, such [DELETED]. [DELETED] will be made [DELETED], within [DELETED] days after the [DELETED] and receipt by Amgen of all the required data detailed in this Agreement. The determination as to GAMBRO’s attainment or failure to attain the [DELETED] shall be based upon [DELETED].

4.	[DELETED]. GAMBRO may qualify for the [DELETED] ([DELETED]) during each [DELETED] Measurement Period (as defined in the schedule below) as described in this Section 4 of Appendix A.

[DELETED] Measurement Periods

[DELETED]

[DELETED]

[DELETED]

[DELETED]

(a) Requirement: In order to qualify for the [DELETED] GAMBRO must meet the [DELETED] Requirement contained in [DELETED] of this Appendix A. If this criteria is not met during any [DELETED] during the period [DELETED], GAMBRO will not qualify for [DELETED] described below in this Section 4 during that [DELETED]. Failure of GAMBRO to qualify under this provision during a particular [DELETED] shall not affect GAMBRO’s eligibility to qualify during any other [DELETED] during the period [DELETED], nor shall GAMBRO’s qualification during a particular [DELETED] automatically result in qualification during any other [DELETED].

(b) Calculation: GAMBRO’s [DELETED] will be calculated in accordance with the following formula and the [DELETED] Schedule listed below. [DELETED] will be calculated on a [DELETED] basis.

[DELETED] = A x B

where:

A =	[DELETED] during the period [DELETED] by all Affiliates in the [DELETED] in which the requirements under [DELETED] this Appendix A are met.

B =	A percent in accordance with the [DELETED] Schedule listed below.

C =	[DELETED] during the applicable [DELETED] by all Affiliates as listed on Appendix B [DELETED].

D =	[DELETED] by those same Affiliates as listed on Appendix B [DELETED] during the period [DELETED] using the [DELETED] of this Agreement in accordance with the [DELETED]:

Measurement Period	[DELETED] Schedule
[DELETED]	[DELETED]
[DELETED]	[DELETED]
[DELETED]	[DELETED]
[DELETED]	[DELETED]

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Amendment No. 3 Agreement No. 200308359 (Continued)

(c) [DELETED] Schedule. The [DELETED] schedule is as follows:

[DELETED]	B
[DELETED]	[DELETED]
[DELETED]	[DELETED]
[DELETED]	[DELETED]
[DELETED]	[DELETED]

(d) Payment. Estimated payments will be made [DELETED] within [DELETED] days using Amgen’s discount calculation schedules, and the [DELETED] after receipt by Amgen of [DELETED].

(e) Vesting. GAMBRO’s [DELETED] will vest [DELETED]. In the event the estimated [DELETED] payments paid to GAMBRO each [DELETED] exceed GAMBRO’s actual [DELETED], GAMBRO shall reimburse Amgen the difference between the [DELETED] payment paid and the [DELETED] payment amount earned within [DELETED] days of GAMBRO’s receipt of Amgen’s written notification of such difference.

5.	[DELETED]. For the Term of the Agreement GAMBRO shall be eligible to receive a [DELETED] provided that certain data elements specified below are transmitted to Amgen electronically. GAMBRO will use its best efforts that are reasonably available and recorded. The [DELETED] will be calculated as a percentage of the Qualified Purchases of EPOGEN® attributable to GAMBRO during each [DELETED]. To qualify for the [DELETED] the following [DELETED] must be submitted to Amgen by GAMBRO and all Affiliates in a machine readable format acceptable to Amgen (Excel; Lotus 123.wk1; or text file that is tab delimited, comma delimited, colon delimited or space delimited):

Facility ID;

Patient ID (sufficient to consistently track an individual patient without in any way disclosing the identity of the patient);

[DELETED];

[DELETED];

Modality; Hemodialysis (“HD”) ID or peritoneal dialysis (“PD”) ID (a PD patient shall be defined as a patient who receives at least one (1) peritoneal dialysis treatment during a given month as recorded in data base) – [DELETED];

[DELETED] with date [DELETED];

All [DELETED] with their corresponding draw dates for each patient by Patient ID;

[DELETED] delivered for each patient per treatment with date;

[DELETED];

[DELETED];

[DELETED];

[DELETED];

[DELETED] with date for peritoneal dialysis patients only;

[DELETED];

[DELETED]; and

[DELETED]

Amend No. 3 Agreement No. 200308359	- 9 -	Ver. 11/24/04 ACIS 10514

Amendment No. 3 Agreement No. 200308359 (Continued)

(a) For the period [DELETED], the following [DELETED] shall be added as requirements of the [DELETED]. Data submission of the following patient data for the period [DELETED] and for the period [DELETED] shall be no later than [DELETED].

[DELETED];

[DELETED];

[DELETED];

[DELETED];

[DELETED]

(b) For the period [DELETED], the following [DELETED] shall be removed as requirements of the [DELETED]:

[DELETED]

Such patient data must be submitted, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED]. If such patient data is received more than [DELETED] days after the last day of any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to GAMBRO during such [DELETED] will be excluded from the calculation of the [DELETED] for that [DELETED]. Notwithstanding the foregoing, if Amgen receives all required data from a minimum of [DELETED] of all Affiliates within the time frame referenced above for any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to GAMBRO and all Affiliates during such [DELETED], will be included in the calculation of the [DELETED] for that [DELETED]. However, if Amgen determines that any Affiliate is consistently not submitting the required data, Amgen and GAMBRO will work collaboratively in resolving such inconsistencies. Amgen reserves the right, in its sole discretion, to exclude any such non-reporting Affiliate’s Qualified Purchases of EPOGEN® from the calculation of the [DELETED] for any relevant [DELETED]. All data to be submitted by GAMBRO to Amgen must include a designation as to which patients are “Prevalent Dialysis Patients” (for purposes of this Agreement, Prevalent Dialysis Patients shall be defined as those patients who have been receiving dialysis treatments from GAMBRO for fifteen (15) days or more).

The [DELETED] will vest [DELETED] on the last day of [DELETED] respectively, and be paid [DELETED] in accordance with the terms and conditions described in Section 9 of the Agreement.

6.	[DELETED]. The purpose of the [DELETED] is to [DELETED] from GAMBRO and its Affiliates and received by Amgen, such that the [DELETED] used by both companies are [DELETED]. For the period [DELETED] GAMBRO shall be eligible to receive a [DELETED] provided the following requirements are met. The [DELETED] will be calculated as a percentage of the Qualified Purchases of EPOGEN® attributable to GAMBRO during each [DELETED].

(a) To qualify for the [DELETED], the following requirements must be met:

i)	GAMBRO must submit, each [DELETED], in a machine readable format acceptable to Amgen (Excel; Lotus 123.wk1; or text file that is tab delimited, comma delimited, colon delimited or space delimited), all identifying information for a facility (e.g. GAMBRO’s account hierarchy for each facility submitted) (the “Facility Reference File”). The Amgen ACIS # must be included in the Facility Reference File for any [DELETED] submissions made on or after [DELETED];

ii)	GAMBRO must notify Amgen no later than [DELETED] days prior to implementing any [DELETED] in the [DELETED] made by GAMBRO and its Affiliates to Amgen under this Agreement and Amgen may reasonably request modifications to such [DELETED] to ensure [DELETED] of the such [DELETED].

(b) To qualify for the [DELETED], the following additional requirements must be met:

i)	GAMBRO must develop, in conjunction with Amgen, and deliver on or prior to [DELETED], a mutually agreeable [DELETED] following an [DELETED] by GAMBRO and/or [DELETED] GAMBRO [DELETED];

ii)

GAMBRO and Amgen must mutually agree upon in detail a [DELETED] intended to develop and improve the [DELETED] GAMBRO and Amgen (the “[DELETED]”). The [DELETED] must be detailed, set forth in writing and attached as an addendum to the contract on or before [DELETED]. The [DELETED] must include detailed [DELETED] on a specific timeline for the period [DELETED]. These [DELETED] and timeline [DELETED] will be used to determine the

Amend No. 3 Agreement No. 200308359	- 10 -	Ver. 11/24/04 ACIS 10514

Amendment No. 3 Agreement No. 200308359 (Continued)

[DELETED] requirements for earning the [DELETED] for the period [DELETED]. The [DELETED] should include the following as well as other mutually agreed upon [DELETED]:

•	[DELETED] to discuss the [DELETED] of each project, with additional [DELETED] as required;

•	Develop and deliver a [DELETED] for [DELETED] to include [DELETED]

•	Define [DELETED];

•	Develop and deliver a [DELETED];

•	Develop and deliver a [DELETED];

•	Develop and deliver a [DELETED].

•	Develop and deliver a [DELETED] at initial dialysis data for inclusion in the data, if feasible, required to be submitted in Appendix A Section 5.

(c) To qualify for the [DELETED] for the period [DELETED], GAMBRO must additionally achieve the [DELETED] goals as set forth in the [DELETED].

The Facility Reference File referenced in this Section 6(a)(i) must be submitted, on a [DELETED] basis, and no later than [DELETED] after the end of each [DELETED]. If such Facility Reference File is received more than [DELETED] days after the last day of any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to GAMBRO during such [DELETED] will be excluded from the calculation of the [DELETED] for that [DELETED].

The [DELETED] will vest [DELETED] on the [DELETED] of [DELETED] and be paid [DELETED] in accordance with the terms and conditions described in Section 9 of the Agreement.

7.	[DELETED]. For the Term of the Agreement, GAMBRO may qualify for the [DELETED] (“[DELETED]”) provided it meets the criteria described below in this Section 7. The [DELETED] is designed to improve patient outcomes by encouraging [DELETED].

(a) Requirements: In order to qualify for the [DELETED], GAMBRO must meet the [DELETED] of this Appendix A, and GAMBRO and its Affiliates must provide Amgen the following data items, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED], in a machine readable format acceptable to Amgen (Excel; Lotus 123.wk1; or text file that is tab delimited, comma delimited, colon delimited or space delimited) in accordance with the data submission requirements contained in Section 5 of this Appendix A for [DELETED] and date, AND [DELETED] with date for each patient by GAMBRO and its Affiliates. In the event [DELETED] is submitted, instead of [DELETED], Amgen will convert such [DELETED] values to [DELETED] values by [DELETED]. Amgen will convert all lab values taken of [DELETED] for each patient by GAMBRO and its Affiliates, AND all the lab values taken of [DELETED] for each patient by GAMBRO and its Affiliates into the [DELETED] for each patient by GAMBRO and its Affiliates, AND the [DELETED] for each patient by GAMBRO and its Affiliates for each of the [DELETED] Measurement Periods (as defined in the schedule immediately below). GAMBRO hereby certifies that the data submitted for each eligible Affiliate includes the required results from all dialysis patients of such Affiliate, and does not include results from non-patients. GAMBRO also represents and warrants that it (i) has no reason to believe that the submitted data is incorrect, and (ii) is or will be authorized to make this certification on behalf of all eligible Affiliates when submitting data.

[DELETED] Measurement Periods

[DELETED]

[DELETED]

[DELETED]

[DELETED]

[DELETED]

(b) Calculation: Assuming GAMBRO and Affiliates have fulfilled all requirements as described in Section 7(a) above, to qualify for the [DELETED], GAMBRO must achieve [DELETED] in the [DELETED], as that term is defined below, from the

[DELETED], as that term is defined below, during each [DELETED] Measurement Period, and such increase shall be defined as [DELETED].

Amend No. 3 Agreement No. 200308359	- 11 -	Ver. 11/24/04 ACIS 10514

Amendment No. 3 Agreement No. 200308359 (Continued)

For purposes of this Section 7, [DELETED] shall mean the [DELETED] for each patient by GAMBRO and its Affiliates AND the [DELETED] for each patient by GAMBRO and its Affiliates during the period [DELETED]; and [DELETED] shall mean the [DELETED] for each patient by GAMBRO and its Affiliates AND the [DELETED] for each patient by GAMBRO and its Affiliates for each of the above referenced [DELETED] Measurement Periods.

Using the [DELETED] described above, the [DELETED] will be calculated as the percentage of patients within the [DELETED], by dividing the [DELETED] (for the purposes of this Agreement the [DELETED] shall be defined as the number of patients who have at least one test within the reporting [DELETED] and the [DELETED] defined as follows: [DELETED], as shown below:

[DELETED]

Using the [DELETED] described above, which shall be calculated on a [DELETED] basis, the [DELETED] for each [DELETED] Measurement Period will be calculated as the [DELETED], by [DELETED], as shown below:

[DELETED]

The [DELETED] shall then be calculated by [DELETED], as shown below:

[DELETED]

The [DELETED] Rebate will be calculated on a [DELETED] basis in accordance with Amgen’s discount calculation policies. Following determination of the [DELETED], Amgen shall then calculate GAMBRO’s [DELETED] Rebate in accordance with the following formula and the rebate tables listed below.

[DELETED] Rebate = A X B

Where

A = [DELETED] of EPOGEN® during the relevant [DELETED] Measurement Period.

B = A percent determined from [DELETED] in accordance with the schedule below.

C = [DELETED]

D = [DELETED]

[DELETED] Measurement Period 2 Rebate Table

[DELETED]	[DELETED]	Rebate Percent (B)
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]

[DELETED] Measurement Period 3 Rebate Table

[DELETED]	[DELETED]	Rebate Percent (B)
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]

Amend No. 3 Agreement No. 200308359	- 12 -	Ver. 11/24/04 ACIS 10514

Amendment No. 3 Agreement No. 200308359 (Continued)

[DELETED] Measurement Period 4 Rebate Table

[DELETED]	[DELETED]	Rebate Percent (B)
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]

[DELETED] Measurement Period 5 Rebate Table

[DELETED]	[DELETED]	Rebate Percent (B)
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]

[DELETED] Measurement Period 6 Rebate Table

[DELETED]	[DELETED]	Rebate Percent (B)
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]
[DELETED]	[DELETED]	[DELETED]

*	Notwithstanding anything contained herein to the contrary, the maximum rebate percent payable for [DELETED] Measurement Period 2 shall not exceed [DELETED] and for [DELETED] Measurement Periods 3, 4, 5, and 6 shall not exceed [DELETED] under this [DELETED] program.

(c) Payment: The [DELETED] will be calculated and paid to GAMBRO on a [DELETED] basis. Payment is contingent upon receipt by Amgen of all required Data for the corresponding [DELETED] (including the [DELETED]). Such data must be submitted, on a [DELETED] basis, and no later than [DELETED] days after the end of each [DELETED]. If such data is received more than [DELETED] days after the last day of any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to GAMBRO during such [DELETED] will be excluded from the calculation of the [DELETED] for that [DELETED]. Notwithstanding the foregoing, if Amgen receives all required data from a minimum of [DELETED] of all Affiliates within the time frame referenced above for any [DELETED] within a given [DELETED], the total Qualified Purchases of EPOGEN® attributable to GAMBRO and all Affiliates during such [DELETED], will be included in the calculation of the [DELETED] for that [DELETED]. However, if Amgen determines that any Affiliate is consistently not submitting the required data, Amgen and GAMBRO will work collaboratively in resolving such inconsistencies. Amgen reserves the right, in its sole discretion, to exclude any such non-reporting Affiliate’s Qualified Purchases of EPOGEN® from the calculation of the [DELETED] for any relevant [DELETED].

The [DELETED] discount will vest [DELETED] on the [DELETED] of [DELETED] respectively, and be paid [DELETED] in accordance with the terms and conditions described above.

Amend No. 3 Agreement No. 200308359	- 13 -	Ver. 11/24/04 ACIS 10514

Amendment No. 3 Agreement No. 200308359 (Continued)

8.	[DELETED]. During the Term of this Agreement, GAMBRO may qualify for an [DELETED] as outlined below.

(a) Calculation:

[DELETED]

*	For the period [DELETED], GAMBRO may qualify to receive an [DELETED].

(b) Payment and Vesting: The [DELETED] will vest at the end of each [DELETED] during the Term and will be paid on a [DELETED] basis in accordance with Section 9 of this Agreement.

9.	Sponsorship. Through this agreement, Amgen and GAMBRO are working toward a common goal of improving patient outcomes. To achieve that goal, GAMBRO, throughout the Term of the agreement, will be developing and providing education and training, along with tools, for its clinical staff, Medical Directors, admitting physicians, and at times, patients. It is understood that Amgen may provide to GAMBRO financial support and/or materials and that Amgen is under no obligation to provide any sponsorships (“Sponsorship”) to assist GAMBRO in providing said education and training and tool development. To maintain compliance with applicable laws, rules, guidelines and regulations, both GAMBRO and Amgen agree to implement the following process as it relates to possible sponsorship of education and training sessions and tool development.

GAMBRO agrees to provide to Amgen, within a reasonable period of time, a list of all proposed education and training sessions, including Divisional meetings, scheduled for 2004. Such lists shall enable Amgen to plan for possible sponsorship for the upcoming year. Amgen understands that said lists shall only be proposed education and training sessions, and that other sessions may be added, and some sessions may be deleted, by GAMBRO during the course of the respective calendar year. Such changes shall be communicated to Amgen within a reasonable time period. The lists shall include training sessions/meeting topics, possible attendees and approximate date of meeting/training session. Additionally, it is understood by GAMBRO that Amgen may propose to GAMBRO potential sponsorship opportunities.

GAMBRO will [DELETED].

Within a reasonable period of time, both GAMBRO and Amgen shall designate to each other a contact(s) for their respective company to discuss potential sponsorship opportunities during the term of the agreement. The respective contact(s) shall ensure that all necessary documentation exists to support that the sponsorship opportunity complies with applicable laws, rules, guidelines and regulations. All sponsorship opportunities must be communicated through each company’s respective contact(s).

Appendix B: List of GAMBRO Affiliates

(See attached Excel File

“Appendix B_AmendNo.3_200308359_11232004.xls”)

Amend No. 3 Agreement No. 200308359	- 14 -	Ver. 11/24/04 ACIS 10514

Amendment No. 3 Agreement No. 200308359 (Continued)

Appendix C: List of GAMBRO Wholesalers

To ensure GAMBRO receives the appropriate discount, it is important Amgen receives GAMBRO’S current list of Authorized Wholesalers. The following list represents the Wholesalers Amgen currently has associated with GAMBRO’S contract. Please update the list by adding or deleting Wholesalers as necessary.

American Medical Distributors, Inc. Subsidiary of Bellco Drug Corporation

100 New Highway

Amityville, NY 11701

CMA 600644

Bellco Drug Corporation

5500 New Horizons Blvd

North Amityville, NY 11701

CMA 600051

Amend No. 3 Agreement No. 200308359	- 15 -	Ver. 11/24/04 ACIS 10514